UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2025

CYNGN INC.

(Exact name of registrant as specified in charter)

Delaware	001-40932	46-2007094
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1015 O’Brien Dr.

Menlo Park, CA 94025

(Address of principal executive offices) (Zip Code)

(650) 924-5905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CYN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification of Rights to Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed on Form 8-K on January 30, 2025, Cyngn Inc. (the “Company”) held a special stockholder meeting on January 30, 2025, at which stockholders voted to authorize the Company’s Board of Directors to effect a reverse stock split of the outstanding shares of common stock within one (1) year of January 30, 2025, at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-one hundred fifty (1-for-150).

On January 30, 2025, the Company’s Board of Directors determined to effect the reverse stock split of the common stock at a 1-for-150 ratio (the “Reverse Split”) and approved the filing of a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Incorporation, as amended, of the Company to effect the Reverse Split.

On February 7, 2025, the Certificate of Amendment to effect the Reverse Split was filed with the Secretary of State of Delaware.

As of February 12, 2025, the Company has 262,773,516 shares of common stock issued and outstanding, which includes shares of common stock that have been issued upon exercise of those certain Series B Warrants issued by the Company pursuant to that certain securities purchase agreement dated December 20, 2025. The implementation of the Reverse Split of its outstanding shares of common stock will take effect in the public markets at the opening of trading on Tuesday, February 18, 2025. Upon effectuation of the Reverse Split, the Company anticipates that it will have 1,751,824 shares of common stock outstanding, not accounting for fractional shares that result from the Reverse Split that are rounded up.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On February 12, 2025, the Company issued a press release announcing that all outstanding Series B cashless warrants have been fully exercised. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2025

CYNGN INC.

By:	/s/ Donald Alvarez
Donald Alvarez
Chief Financial Officer

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